Filed under Rule 497(c)
                                               File Nos. 333-38916 and 811-09975

                                                            May 1, 2004

                                 TT INTERNATIONAL FUNDS
                                 PROSPECTUS





TT Europe Mutual Fund

TT Active International Mutual Fund




                              Investment Advisor:

                                TT INTERNATIONAL











THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

TT Europe Mutual Fund Summary..............................................1
         Investment Goal...................................................1
         Main Investment Strategies........................................1
         Main Risks........................................................3
         Performance History...............................................5
         Fees and Expenses.................................................8

TT Active International Mutual Fund Summary................................10
         Investment Goal...................................................10
         Main Investment Strategies........................................10
         Main Risks........................................................12
         Performance History...............................................13
         Fees and Expenses.................................................16

Additional Investment Strategies and Risks.................................17

Managing the Funds.........................................................21

Distribution Arrangements..................................................22

Shareholder Information....................................................22
         How to Buy and Sell Shares........................................22
         How a Fund Calculates Share Price.................................25

Dividends, Distributions and Taxes.........................................25

Financial Highlights.......................................................28

Appendix A  Purchases and Sales Directly with the Funds...................A-1

                             TT Europe Mutual Fund

                      TT Active International Mutual Fund






                                       TT
                                 INTERNATIONAL

TT EUROPE MUTUAL FUND SUMMARY

INVESTMENT GOAL

The TT Europe Mutual Fund's (Europe Fund's) goal is total return in excess of the total return of the Morgan Stanley Capital International Europe Index (MSCI Europe Index). There is no assurance that the Europe Fund will achieve its goal or that the performance of the Europe Fund will be similar to the performance of the MSCI Europe Index.

The Europe Fund pursues its goal by investing in an underlying investment company, TT Europe Portfolio. The Portfolio invests directly in securities and has the same investment goal and strategies as the Europe Fund.

MAIN INVESTMENT STRATEGIES

The Europe Fund seeks to achieve its investment goal by investing in a diversified portfolio of primarily equity and equity-related securities traded in European markets that the investment manager to the Europe Fund (referred to as the Manager) believes have sound prospects for sustainable growth and represent value in the form of assets and earnings. Under normal market conditions, the Europe Fund will invest at least 90% of its total assets in equity or equity-related securities traded on the exchanges of countries included in the MSCI Europe Index, including common stocks, preferred stocks, warrants, cash used to cover any outstanding warrant positions, and convertible debt securities. The Europe Fund may participate in initial public offerings or other "hot issues" if the Manager determines participation to be appropriate.

Under normal circumstances, the Europe Fund will invest at least 80% of its net assets in securities of European issuers and other securities that are tied economically to Europe. Europe includes those countries included in the MSCI Europe Index. These securities include those of issuers that are organized, are domiciled or principally operate in those countries, derive at least 50% of their revenue or income from their operations within those countries, have at least 50% of their assets in those countries or whose securities are principally traded on those countries' securities markets.

REQUIRED COUNTRY ALLOCATIONS. Under normal market conditions, the Europe Fund must allocate its investments among securities traded on exchanges in different European countries based upon the weightings of those countries in the MSCI Europe Index. This is intended to provide the Europe Fund with a level of diversification among the different countries within the MSCI Europe Index.

The MSCI Europe Index is an index of common stocks of companies domiciled in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Europe Fund is not required to invest in each of the countries included in the Index or to allocate its investments among these countries in exactly the same proportions as their weightings in the Index. Instead, the maximum percentage of the Europe Fund's assets that may be invested in securities traded on exchanges located in different European countries will be determined as follows:

       ---------------------------------------------------- ----------------------------------------
       PERCENTAGE OF THE MSCI EUROPE INDEX, MEASURED BY     MAXIMUM PERCENTAGE OF
       MARKET CAPITALIZATION, THAT IS COMPRISED OF          THE EUROPE FUND'S ASSETS THAT
       SECURITIES TRADED ON EXCHANGES IN A CERTAIN          MAY BE INVESTED IN SECURITIES TRADED ON
       COUNTRY:                                            EXCHANGES IN THAT COUNTRY:
       ---------------------------------------------------- ----------------------------------------
       0%, up to and including 5%                                             15%
       ---------------------------------------------------- ----------------------------------------
       greater than 5%, up to and including 10%                               25%
       ---------------------------------------------------- ----------------------------------------
       greater than 10%, up to and including 20%                              35%
       ---------------------------------------------------- ----------------------------------------
       greater than 20%, up to and including 30%                              45%
       ---------------------------------------------------- ----------------------------------------
       greater than 30%, up to and including 40%                              55%
       ---------------------------------------------------- ----------------------------------------
       greater than 40%, up to and including 50%                              65%
       ---------------------------------------------------- ----------------------------------------
       greater than 50%, up to and including 60%                              75%
       ---------------------------------------------------- ----------------------------------------

For example, if 30% of the MSCI Europe Index measured by market capitalization consists of securities traded on exchanges located in the United Kingdom, no more than 45% of the Europe Fund's total assets may be invested in securities traded on exchanges located in that country. The Europe Fund may revise the percentages in the table above, or adopt alternative standards for attributing European companies to particular European countries, if exchanges in European countries included in the MSCI Europe Index are merged or are otherwise reorganized.

The Europe Fund is not required to invest in the same securities that are included in the MSCI Europe Index. For example, if the Europe Fund is permitted to invest up to 45% of its total assets in securities traded on exchanges located in the United Kingdom, it may invest up to 45% of its total assets in these securities regardless of whether or not they are included in the Index.

SELECTION OF INVESTMENTS FOR THE FUND. The Manager uses both a "top-down" and a "bottom-up" investment strategy in selecting stocks and other equity and equity-related securities for the Europe Fund. As part of its top-down strategy, the Manager uses geopolitical analysis to determine the percentage of the Europe Fund's assets that are to be invested in a particular country, within the country limitations described above. In conducting the geopolitical analysis, the Manager may consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation policies and other pertinent financial, social, national and political factors.

Once the Manager has completed the geopolitical analysis, it allocates Europe Fund assets among various sectors and industries. This primarily is part of the Manager's top-down strategy, but also may be part of its bottom-up strategy, especially when analyzing a narrow sector or industry.

Within sectors and industries the Manager applies its bottom-up strategy to identify attractive companies for investment. This strategy involves considering a wide range of factors, including:

         o        perceived value in a company's assets or earnings, and

         o        the potential for realizing a company's value.

In addition, as part of its bottom-up strategy, the Manager seeks to verify its assessment of a company's value through research, economic modeling, discussions with management, and other sources.

The Manager may decide to sell Europe Fund investments under a wide range of circumstances relating to the performance and potential of those investments and to general, economic, sector or market conditions. These circumstances may include:

         o        changes in the Manager's top-down geopolitical analysis,

         o        changes in the Manager's view of a sector or industry,

         o        changes in market conditions or perceptions,

         o changes in a company's value in assets or earnings or the prospect for realizing a company's value, and

         o        opportunities to realize a profit or mitigate a loss.

The Manager also may engage in active and frequent trading of portfolio securities in order to achieve the Fund's investment objective and principal investment strategies.

MAIN RISKS

There are several risk factors that could hurt the Europe Fund's performance, cause you to lose money or make the Fund perform less well than other investments. The main risks of investing in the Europe Fund are:

         o STOCK MARKET RISK. Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value. If the stock markets in which the Europe Fund invests decline in value, the Fund is likely to decline in value. Decreases in the value of stocks are generally greater than for bonds or other debt investments.

         o STOCK SELECTION RISK. Stocks selected by the Manager may decline in value or not increase in value when the stock market in general is rising.

         o PORTFOLIO TURNOVER RISK. To the extent that the Europe Fund's strategies lead it to buy and sell securities more actively than many funds, the Fund could have higher expenses, including increased brokerage commission costs, which reduce shareholder returns. A high portfolio turnover rate also may expose shareholders to higher taxable distributions.

         o FOREIGN INVESTMENT RISK. European stocks may be affected by adverse political, social and economic developments abroad, and may be subject to risks resulting from the differences between the regulations to which U.S. and foreign companies and markets are subject.

         Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Europe Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Europe Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the Europe Fund from realizing value in U.S. dollars from its investment in foreign securities.

         o COUNTRY/REGION RISK. A particular country or region (such as Europe) may be hurt by adverse political, social and economic developments in that country or region, and investments in that country or region may lose money. The Europe Fund may be more negatively affected by such developments than a mutual fund that invests in a larger number of countries and/or regions.

         o EURO RISK. Many European countries have joined the European Union (EU), and others may do so. Some of these countries have adopted the Euro as their currency, and other EU members may do so in the future. Monetary and economic union on this scale has not been attempted before and the long-term consequences are not clear.

         o REQUIRED COUNTRY ALLOCATIONS. The Europe Fund must, under normal market conditions, allocate its investments among European countries within parameters based upon the weightings of those countries in the MSCI Europe Index, as described above. This may limit the Manager's ability to pursue the most attractive investment opportunities.

         o INITIAL PUBLIC OFFERINGS. A portion of the Europe Fund may be invested in initial public offerings (IPOs). The impact of investments in IPOs may be greater when a fund has a smaller asset base. If the size of the Europe Fund increases, there is no guarantee that the Fund's performance will be impacted to the same extent by IPOs. Nor is there any guarantee that the Europe Fund will continue to be able to participate in IPOs. Securities issued in IPOs have no trading history and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. The Europe Fund may not be able to invest in securities issued in IPOs to the extent desired because, for example, only a small portion of the securities being offered in an IPO may be made available to the Europe Fund, because it may not be eligible to purchase securities in a particular IPO under the Manager's IPO allocation policy, or because under certain market conditions few companies may issue securities in IPOs.

Remember that mutual funds are investments, not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

PERFORMANCE HISTORY

The chart and table below provide some indication of the risks of investing in the Europe Fund by illustrating that returns can differ from one year to the next and comparing this information to a broad measure of market performance. The Europe Fund commenced operations on February 12, 2001.

The bar chart shows the performance of the Europe Fund's Institutional Class shares. All shares outstanding on August 31, 2002 were designated Institutional Class shares. Class 1 shares commenced operations on March 13, 2003 and Class 2 and Class 3 shares had not commenced operations as of December 31, 2003. The returns of Class 1, Class 2 and Class 3 shares of the Europe Fund would have been lower than the Institutional Class share returns shown in the bar chart for the periods shown because expenses of those Classes are higher than those of the Institutional Class.

The performance shown for Class 1 shares in the table below prior to March 13, 2003 is based upon the performance of the Institutional Class shares, adjusted to reflect the estimated total operating expenses of Class 1 shares. The performance shown for Class 2 and Class 3 shares in the table below is the performance of the Europe Fund's Institutional Class shares, because as of December 31, 2003, Class 2 and Class 3 shares had not yet commenced operations. This performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of Class 2 and Class 3 shares are higher than those of Institutional Class shares, the performance of Institutional Class shares is higher than the performance of Class 2 and Class 3 shares would have been had those Classes been operational for the periods shown.

After-tax returns for the Europe Fund's Institutional Class shares are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The performance presented below, before and after taxes, is historical and does not represent projected future investment performance of the Europe Fund.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without these, the results would have been less favorable.

Annual Total Returns
[Bar Chart]
2002:  (13.86%)
2003:  43.31%

Best and Worst Quarterly Returns
(during period shown above)
Best: 23.68% (2nd quarter, 2003)
Worst: (19.16)% (3rd quarter, 2002)

AVERAGE ANNUAL TOTAL RETURNS                                                                         SINCE
AS OF DECEMBER 31, 2003                                                       1 YEAR              2/12/01(1)
---------------------------------------------------------------------- --------------------- ----------------------
Institutional Class Shares
     Return Before Taxes .....................................                43.31%                 1.76%
     Return After Taxes on Distributions......................                43.11%                 1.30%
     Return After Taxes on Distributions and
       Sale of Fund Shares....................................                28.40%                 1.19%
---------------------------------------------------------------------- --------------------- ----------------------

Other Classes
(Return Before Taxes Only)
Class 1(2) ...................................................                43.23%                 1.74%
Class 2(3) ...................................................                43.31%                 1.76%
Class 3(3)....................................................                43.31%                 1.76%
---------------------------------------------------------------------- --------------------- ----------------------
MSCI Europe Index(4)..........................................                38.54%                (3.35)%

(1)      Commencement of operations of the Europe Fund.

(2) For periods prior to March 13, 2003 (commencement of operations of Class 1 shares), share performance is based upon the performance of Institutional Class Shares, adjusted to reflect the estimated total operating expenses of Class 1 shares.

(3) Performance shown is the performance of the Europe Fund's Institutional Class shares because, as of December 31, 2003, Class 2 and Class 3 shares had not yet commenced operations. The actual performance of Class 2 and Class 3 shares would have been lower because the expenses of those Classes are higher than the expenses of the Institutional Class.

(4) The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of December 2003, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

FEES AND EXPENSES

FEE TABLE

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Europe Fund. The Europe Fund does not have an initial or deferred sales charge (load).

                                                 INSTITUTIONAL
                                                     CLASS           CLASS 1         CLASS 2         CLASS 3
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR        NONE            NONE             NONE            NONE
INVESTMENT)
Redemption Fee*                                      2.00%            2.00%           2.00%           2.00%
------------------------------------------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES (FEES DEDUCTED FROM
FUND ASSETS)+
Management Fees                                      1.50%            1.50%           1.50%           1.50%
Distribution (12b-l) Fees (includes service
fees)                                                 None            0.25%           0.75%           1.00%
Other Expenses ++                                   527.46%          411.47%         527.46%         527.46%

------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                     528.96%          413.22%         529.71%         529.96%
Fee Waiver +++                                     (527.96)%        (411.97)%       (527.96)%       (527.96)%
NET EXPENSES                                         1.00%            1.25%           1.75%           2.00%
------------                                         ----             ----            ----            ----

  * You may be assessed a redemption fee of 2.00% if you redeem or exchange Europe Fund shares within 60 days after their purchase. The Europe Fund reserves the right, in its sole discretion, to waive this redemption fee when, in the judgment of the Manager, such waiver would be in the best interest of the Europe Fund. In addition, if you wish to receive your redemption (sale) proceeds by wire, there is a $7 wire fee. This fee may not apply for employer-sponsored accounts.

  + The Europe Fund invests in securities through an underlying mutual fund, TT Europe Portfolio. This table reflects the expenses of the Europe Fund and the expenses allocated from the TT Europe Portfolio.

  ++ Includes costs of administration, custody, accounting services, and similar expenses. As Class 2 and Class 3 shares had not commenced operations as of the date of this Prospectus, Other Expenses for those classes are estimated.

  +++ The Manager has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Europe Fund's expenses will not exceed, on a per annum basis, 1.00% of its average daily net assets for Institutional Class shares, 1.25% of its average daily net assets for Class 1 shares, 1.75% of its average daily net assets for Class 2 shares and 2.00% of its average daily net assets for Class 3 shares. Absent an earlier modification approved by the Europe Fund's Board of Trustees, this limitation will be in effect until December 31, 2014. The Manager may not receive subsequent reimbursement from the Europe Fund of any fees so waived or expenses so reimbursed by the Manager.

EXAMPLE

This example is designed to help you compare the costs of investing in the Europe Fund to the costs of investing in other funds. The example assumes operating expenses remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period, and that the fee waiver reflected in the fee table above is in effect for each of the time periods noted below. This is only an example; your actual expenses will be different.

                           1 YEAR        3 YEARS        5 YEARS         10 YEARS
                           ------        -------        -------         --------
INSTITUTIONAL CLASS         $102           $318           $552           $1,225
CLASS 1                     $127           $397           $686           $1,511
CLASS 2                     $178           $551           $949           $2,062
CLASS 3                     $203           $627          $1,078          $2,327

TT ACTIVE INTERNATIONAL MUTUAL FUND SUMMARY

INVESTMENT GOAL
The TT Active Internationa Mutual Fund's (Active International Fund's) goal is total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index). There is no assurance that the Active International Fund will achieve its goal. The Active International Fund is not required to seek to invest in the same companies that are included in the MSCI EAFE Index or any other index.


The Active International Fund pursues this goal by investing in an underlying investment company, TT EAFE Portfolio. The Portfolio invests directly in securities and has the same investment goal and strategies as the Active International Fund.


MAIN INVESTMENT STRATEGIES

The Active International Fund seeks to achieve its investment goal by investing in a diversified portfolio of primarily equity and equity-related securities in foreign markets that the investment manager to the Active International Fund (referred to as the Manager) believes have sound prospects for sustainable growth and represent value in the form of assets and earnings. Under normal circumstances, 65% or more of the Active International Fund's investments will consist of these securities. These equity and equity-related securities include securities listed on recognized exchanges, convertible bonds, warrants, equity and stock index futures contracts and options, including options on equity securities.


Under normal circumstances, the Active International Fund will invest at least 80% of its net assets in securities that are tied economically to Europe, Australasia or the Far East. These regions include those countries included in the MSCI EAFE Index. These securities may include, but are not limited to, those of issuers that are organized, are domiciled or principally operate in those countries, derive at least 50% of their revenue or income from their operations within those countries, have at least 50% of their assets in those countries or whose securities are principally traded on those countries' securities markets.


The Manager uses both a "top-down" and a "bottom-up" investment strategy in managing the Active International Fund's investment portfolio. As part of its top-down strategy, the Manager uses geopolitical analysis to eliminate countries where the Manager believes it is unsafe to invest and to highlight countries where change is likely to occur. In conducting the geopolitical analysis, the Manager may consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation policies and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Active International Fund may restrict the number of securities markets in which it invests, although under normal market circumstances the Active International Fund's investments will involve securities principally traded in at least three different countries.


The Active International Fund's investments may include the securities of issuers located in Australia, Austria, Belgium, China (including Hong Kong), the Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, India, Ireland, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. These are not the only countries in which the Active International Fund can invest, and the Fund may invest in companies located in other countries as well.


Once the Manager has completed the geopolitical analysis, it allocates Active International Fund assets among various sectors and industries. This primarily is part of the Manager's top-down strategy, but also may be part of its bottom-up strategy, especially when analyzing a narrow sector or industry.

Within sectors and industries the Manager applies its bottom-up strategy to identify attractive companies for investment. This strategy involves considering a wide range of factors, including:

         o        perceived value in a company's assets or earnings, and

         o        the potential for realizing a company's value.


In addition, as part of its bottom-up strategy, the Manager seeks to verify its assessment of a company's value through research, economic modeling, discussions with management, and other sources.


The Manager may decide to sell Active International Fund investments under a wide range of circumstances relating to the performance and potential of those investments and to general, economic, sector or market conditions. These circumstances may include:

         o        changes in the Manager's top-down geopolitical analysis,

         o        changes in the Manager's view of a sector or industry,

         o        changes in market conditions or perceptions,

         o changes in a company's value in assets or earnings or the prospect for realizing a company's value, and

         o        opportunities to realize a profit or mitigate a loss.


The Manager may also engage in active and frequent trading of portfolio securities in order to achieve the Active International Fund's investment objective and principal investment strategies.


MAIN RISKS

There are several risk factors that could hurt the Active International Fund's performance, cause you to lose money or make the Fund perform less well than other investments. The main risks of investing in the Active International Fund are:

         o STOCK MARKET RISK. Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value. If the stock markets in which the Active International Fund invests decline in value, the Fund is likely to decline in value. Decreases in the value of stocks are generally greater than for bonds or other debt investments.

         o STOCK SELECTION RISK. Stocks selected by the Manager may decline in value or not increase in value when the stock market in general is rising.

         o PORTFOLIO TURNOVER RISK. To the extent that the Active International Fund's strategies lead it to buy and sell securities more actively than many funds, the Fund could have higher expenses, including increased brokerage commission costs, which reduce shareholder returns. A high portfolio turnover rate also may expose shareholders to higher taxable distributions.

         o FOREIGN INVESTMENT RISK. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign companies and markets are subject.

         o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         o        Foreign markets may be less liquid and more volatile than U.S.
                  markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

         o        Foreign markets may offer less protection to investors.
                  Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

         o Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Active International Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Active International Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the Active International Fund from realizing value in U.S. dollars from its investment in foreign securities.

         o Many European countries have joined the European Union (EU), and others may do so. Some of these countries have adopted the Euro as their currency, and other EU members may do so in the future. Monetary and economic union on this scale has not been attempted before and the long-term consequences are not clear.


Remember that mutual funds are investments, not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.


PERFORMANCE HISTORY

The chart and table below provide some indication of the risks of investing in the Active International Fund by illustrating that returns can differ from one year to the next and comparing this information to a broad measure of market performance. The Active International Fund commenced operations on October 2, 2000. Performance figures for periods prior to that date shown in the bar chart and the table include and are based on the performance of the Active International Fund's underlying mutual fund, TT EAFE Portfolio. The performance of the TT EAFE Portfolio prior to October 2, 2000, in turn, is based on the performance of the LKCM International Fund. The LKCM International Fund is a mutual fund that was sub-advised by the Manager since its inception through October 2, 2000. Since that date the LKCM International Fund has invested its assets in the TT EAFE Portfolio. The LKCM International Fund has investment objectives, policies, and strategies substantially similar to those of the Fund. The bar chart shows total returns, and the table compares average annual returns to the performance of the MSCI EAFE Index.

The bar chart shows the performance of the Active International Fund's Institutional Class shares. All shares outstanding on August 31, 2002 were designated Institutional Class shares. Class 1 shares commenced operations on March 13, 2003, and Class 2 and Class 3 shares had not commenced operations as of December 31, 2003. The returns of Class 1, Class 2 and Class 3 shares of the Active International Fund would have been lower than the Institutional Class share returns shown in the bar chart for the periods shown because the expenses of those Classes are higher than those of the Institutional Class.


The performance shown for Class 1 shares in the table below prior to March 13, 2003 is based upon the performance of the Institutional Class shares, adjusted to reflect the estimated total operating expenses of Class 1 shares. The performance shown for Class 2 and Class 3 shares in the table below is the performance of the Active International Fund's Institutional Class shares, because as of December 31, 2003, Class 2 and Class 3 shares had not yet commenced operations. This performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of Class 2 and Class 3 shares are higher than those of Institutional Class shares, the performance shown is higher than the performance of Class 2 and Class 3 shares would have been had those Classes been operational for the periods shown.


After-tax returns for the Active International Fund's Institutional Class shares are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Active International Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


The performance presented below, before and after taxes, is historical and does not represent projected future investment performance of the Active International Fund.


All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without these, the results would have been less favorable.

ANNUAL TOTAL RETURN

[Bar Chart]
1998:  10.10%
1999:  42.71%
2000: (10.77)%
2001: (29.13)%
2002: (16.73)%
2003:  34.87%

Best and Worst Quarterly Returns
(during periods shown above)
Best:      36.29% (4th quarter, 1999)
Worst:   (17.66)% (3rd quarter, 2002)

AVERAGE ANNUAL TOTAL RETURNS                                                                          SINCE
AS OF DECEMBER 31, 2002) (1)                                        1 YEAR       5 YEARS (2)        INCEPTION
-------------------------------------------------------------------------------------------------------------------

Institutional Class shares
     Return Before Taxes .....................................      34.87%          0.28%             1.85%
                                                                    34.41%         (0.12)%            1.52%

                                                                    23.26%          0.04%             1.41%
     Return After Taxes on Distributions .....................
     Return After Taxes on Distributions and
       Sale of Fund Shares ...................................
-------------------------------------------------------------------------------------------------------------------
Other Classes
(Return Before Taxes Only)
Class 1(3) ...................................................      35.77%          0.31%             1.88%
Class 2(4) ...................................................      34.87%          0.28%             1.85%
Class 3(4) ...................................................      34.87%          0.28%             1.85%
-------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(5) ...........................................      38.59%         (0.05)%            3.04%

  (1) For periods prior to October 2, 2000 (commencement of operations of the Active International Fund) share performance includes the performance of the Active International Fund's underlying mutual fund, TT EAFE Portfolio, which, in turn, is based on the performance of the LKCM International Fund.

  (2)    LKCM International Fund commenced operations on December 30, 1997.

  (3) For periods prior to March 13, 2003 (commencement of operations of the Class 1 shares), share performance is based upon the performance of the Active International Fund's Institutional Class shares, adjusted to reflect the estimated total operating expenses of Class 1 shares.

  (4) Performance shown is the performance of the Active International Fund's Institutional Class shares because, as of December 31, 2003, Class 2 and Class 3 shares had not yet commenced operations. The actual performance of Class 2 and Class 3 shares would have been lower because the expenses of those Classes are higher than the expenses of the Institutional Class.

  (5) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of December 2003, the MSCI EAFE Index consisted of the following 21 developed market country indices:
         Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

FEES AND EXPENSES

FEE TABLE

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Active International Fund. The Active International Fund does not have an initial or deferred sales charge (load).

                                                 INSTITUTIONAL
                                                     CLASS           CLASS 1         CLASS 2         CLASS 3
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR        NONE            NONE             NONE            NONE
INVESTMENT)
Redemption Fee*                                      2.00%            2.00%           2.00%           2.00%
------------------------------------------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES (FEES DEDUCTED FROM
FUND ASSETS)+
Management Fees                                      0.80%            0.80%           0.80%           0.80%
Distribution (12b-l) Fees (includes
service fees)                                         None            0.25%           0.75%           1.00%
Other Expenses ++                                    1.15%            1.30%           1.30%           1.30%

------------------------------------------------------------------------------------------------------------------
Total Annual Operating EXPENSES                      1.95%            2.35%           2.85%           3.10%

Fee Waiver +++                                      (0.95)%          (1.10)%         (1.10)%         (1.10)%
NET EXPENSES                                         1.00%            1.25%           1.75%           2.00%
------------                                         ----             ----            ----            ----

  * You may be assessed a redemption fee of 2.00% if you redeem or exchange Active International Fund shares within 60 days after their purchase. The Active International Fund reserves the right, in its sole discretion, to waive this redemption fee when, in the judgment of the Manager, such waiver would be in the best interests of the Active International Fund. In addition, if you wish to receive your redemption
         (sale) proceeds by wire, there is a $7 wire fee. This fee may not apply for employer-sponsored accounts.

  + The Active International Fund invests in securities through an underlying mutual fund, TT EAFE Portfolio. This table reflects the expenses of the Active International Fund and TT EAFE Portfolio.

  ++ Includes costs of administration, custody, accounting services, and similar expenses. As Class 2 and Class 3 shares had not commenced operations as of the date of this Prospectus, Other Expenses for those classes are estimated.
  +++ The Manager has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Active International Fund's expenses will not exceed, on a per annum basis, 1.00% of its average daily net assets for Institutional Class shares, 1.25% of its average daily net assets for Class 1 shares, 1.75% of its average daily net assets for Class 2 shares and 2.00% of its average daily assets for Class 3 shares. Absent an earlier modification approved by the Active International Fund's Board of Trustees, this limitation will be in effect until April 30, 2005. The Manager may not receive subsequent reimbursement from the Active International Fund of any fees so waived or expenses so reimbursed by the Manager.

EXAMPLE

This example is designed to help you compare the costs of investing in the Active International Fund to the costs of investing in other funds. The example assumes operating expenses remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period, and that the fee waiver reflected in the fee table above is in effect for the one year time period. This is only an example; your actual expenses will be different.


                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                      ------    -------    -------    --------
INSTITUTIONAL CLASS                    $102       $520       $964      $2,198
CLASS 1                                $127       $628      $1,115     $2,602
CLASS 2                                $178       $779      $1,406     $3,097
CLASS 3                                $203       $854      $1,530     $3,335

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The principal investment strategies for the Europe Fund and the Active International Fund (the Funds) are described in the applicable sub-section entitled "Main Investment Strategies." A Fund may use other strategies and invest in other securities that are described below and in the Statement of Additional Information. However, a Fund may not necessarily use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the Statement of Additional Information. Each Fund's goal and strategies may be changed without shareholder approval.

ADDITIONAL INVESTMENT STRATEGIES OF THE EUROPE FUND

If there are changes in the European countries listed in the MSCI Europe Index or in the weightings of the countries within the Index, the Manager may seek to promptly reflect the changes in the allocation of the investments of the Europe Fund among different European countries. The Manager will monitor the MSCI Europe Index and, as it deems appropriate, adjust the Europe Fund's investments according to the weightings in the Index daily.

In pursuing its investment objective, the Europe Fund may invest in Global Depositary Receipts (GDRs), American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs) that represent equity and equity-related securities traded on the exchanges of countries included in the MSCI Europe Index. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs are designed for use in the U.S. securities markets and EDRs and GDRs are designed for use in European and global securities markets. Many depositary receipts are eligible to trade on U.S. stock exchanges as well as on many European stock exchanges.

The Europe Fund may invest up to 5% of its assets in warrants and convertible securities. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. A convertible security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.

The Manager may use foreign currency contracts to hedge the Europe Fund's currency exposure. Hedging is used to protect against price movements in a security that the Europe Fund owns or intends to acquire that are attributable to changes in the value of the currency in which the security is denominated. In determining whether to engage in foreign currency contracts, the Manager carefully considers fundamental macro-economic factors, as well as geopolitical factors and capital flows.

The Europe Fund may, from time to time, take defensive positions that are not consistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Europe Fund may invest a greater than normal percentage of its assets in cash, cash equivalents and high quality debt securities. This investment strategy may prevent the Europe Fund from allocating its investments among securities traded on exchanges in different European countries based upon the weightings of those countries in the MSCI Europe Index.

ADDITIONAL INVESTMENT STRATEGIES OF THE ACTIVE INTERNATIONAL FUND

In pursuing its investment objective, the Active International Fund may invest in U.S. markets through ADRs and similar instruments. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars.

While the Active International Fund expects to invest mainly in equity securities, the Fund may also invest in investment grade debt securities and below investment grade debt securities ("junk bonds").

The Active International Fund will not participate in initial public offerings or other "hot issues" unless the market capitalization of the issuer exceeds a minimum threshold determined by the Manager from time to time, and the Manager otherwise determines participation to be appropriate.

The Manager may use foreign currency contracts to hedge the Active International Fund's currency exposure at its discretion. Hedging is used to protect against price movements in a security that the Active International Fund owns or ntends to acquire that are attributable to changes in the value of the currency in which the security is denominated. In determining whether to engage in foreign currency contracts, the Manager carefully considers fundamental macro-economic factors, as well as geopolitical factors and capital flows. In addition, the Manager may purchase and sell stock index futures contracts to hedge against the Active International Fund's exposure to the volatility of securities prices in a particular market or to reallocate the Fund's equity market exposure.

The Active International Fund may, from time to time, take defensive positions that are not consistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Active International Fund may invest a greater than normal percentage of its assets in cash, cash equivalents and high quality debt securities, and may not be pursuing its investment goal.


INVESTMENT STRUCTURE

The Funds do not invest directly in securities. Instead, each Fund invests in a corresponding portfolio fund, having the same investment goals and strategies as the Fund. The Europe Fund invests in TT Europe Portfolio, a registered investment company which buys, holds and sell securities in accordance with the goals and strategies of that Fund. The Active International Fund invests in TT EAFE Portfolio, a registered investment company which buys, holds and sell securities in accordance with the goals and strategies of that Fund. Unless otherwise indicated, references to a Fund in this prospectus include, as appropriate, its corresponding Portfolio. A Fund may stop investing in its corresponding Portfolio at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. A Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities.

ADDITIONAL RISK INFORMATION

The main risks of investing in each Fund are outlined in the applicable Fund Summary above under the subsection entitled under "Main Risks." Additional, non-primary, risks of investing in the Funds are described below. Please note that there are many other factors that could adversely affect your investment and that could prevent a Fund from achieving its goal, which are not described in this prospectus. More information about risks appears in the Funds' Statement of Additional Information.

         o DERIVATIVES. A Fund's use of derivatives (such as forward foreign currency exchange contracts and, in the case of the Active International Fund, futures contracts and options) may be risky. The use of deriatives by a Fund could result in losses that are not offset by gains on other portfolio assets. Losses would cause a Fund's share price to go down. There is also the risk that the counterparty on a derivative contract may fail to honor its contract terms. A Fund's ability to use derivatives successfully depends on the Manager's ability to accurately predict movements in applicable stock prices, interest rates and currency exchange rates. If the Manager's predictions are wrong, a Fund could suffer greater losses than if the Fund had not used derivatives. The Active International Fund's use of derivatives may represent a significant portion of the Fund's investments, and as a result these risks may be greater for the Active International Fund.

         o INVESTMENT IN AN UNDERLYING INVESTMENT COMPANY. In addition to the Funds, other investment companies may invest in the TT Europe Portfolio and TT EAFE Portfolio. If these other investment companies withdraw their investments from a Portfolio, a Fund may have to pay higher expenses in connection with its investment in such Portfolio.

         o CONVERTIBLE SECURITIES. Convertible securities, which are debt securities or preferred stock that may be converted into common stock, are subject to the market risk of stocks, and, like debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay, or force conversion of, the debt before it matures or redeem the preferred stock under certain circumstances.

         o CREDIT RISK. The Active International Fund may invest in investment grade debt securities and, to a lesser extent, in non-investment grade securities. The Europe Fund may invest in convertible securities which may be investment or non-investment grade. It is possible that some issuers will not make payments on debt securities held by a Fund, causing a loss; or an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. The lower quality debt securities in which a Fund may invest are more susceptible to these problems than higher quality obligations.

         o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. If a Fund invests in debt securities, a change in interest rates could cause the Fund's share price to go down.

         o JUNK BONDS. Credit risk is more pronounced with so-called "junk bonds" which are debt obligations that are rated below investment-grade. The risk of default may be greater and the market for these securities may be less active, making it more difficult to sell the securities at reasonable prices, and also making valuation of the securities more difficult. A Fund may incur additional expenses if an issuer defaults and the Fund tries to recover some of its losses in a bankruptcy or other similar proceeding.

         o EMERGING MARKETS. Each Fund may invest in issuers located in emerging markets, which are the markets of countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.


MANAGING THE FUNDS

THE INVESTMENT MANAGER

The Manager for each Fund is TT International Investment Management (TT International), Martin House, 5 Martin Lane, London, England EC4R 0DP. The Manager was founded in 1993 and offers investment counseling services to investment companies, pension plans, trusts, charitable organizations, and other institutional investors. As of March 31, 2004, the Manager had approximately $11.27 billion in assets under management. The Manager is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 and is authorized and regulated in the conduct of its investment business in the United Kingdom by the Financial Services Authority (FSA). TT International also is registered as a commodity pool operator and commodity trading adviser with the U.S. Commodity Futures Trading Commission (CFTC).

As payment for serving as Manager, TT International is entitled to receive a management fee, before any waivers or reimbursements, at an annual rate of 1.50% of the Europe Fund's average daily net assets and 0.80% of the Active International Fund's average daily net assets. The management fee for the Europe Fund fee is higher than the management fee paid by most mutual funds.

For the period from January 1, 2003 to December 31, 2003, the Manager received the following fee from each Fund, after waivers and reimbursements:


                                            FEE, AS A PERCENTAGE OF
         FUND                               AVERAGE DAILY NET ASSETS
         ---------------------------------- --------------------------------
         Europe Fund                                     0.00%
         Active International Fund                       0.00%

THE PORTFOLIO MANAGERS

For each Fund, the Manager uses a team of individuals who are primarily responsible for the day-to-day management of the Fund.


DISTRIBUTION ARRANGEMENTS

Each Fund has adopted Rule 12b-1 service plans for its Class 1, Class 2 and Class 3 shares. Under each service plan, the applicable Fund pays distribution and/or service fees at the following annual rates of the average daily net assets of the Fund attributable to the applicable Class:


                             Class 1        Class 2      Class 3
                             Shares         Shares       Shares
-----------------------------------------------------------------------
Distribution Fees            0.25%          0.75%        1.00%

These fees are an ongoing expense and, over time, these fees will increase the cost of your investment and may cost investors in those Classes more than other types of sales charges. Distribution fees may be used to make payments for distribution and sales of Fund shares, including advertising, marketing or other promotional activity for the Fund.

SEI Investments Distribution Co. is the distributor of the Funds' shares. The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The Manager or an affiliate also may make similar payments to the distributor and others under similar arrangements.

SHAREHOLDER INFORMATION

HOW TO BUY AND SELL SHARES

If you have purchased shares or plan to invest as part of an employer-sponsored retirement plan, such as a 401(k) plan, 403(b) plan, SEP-IRA or SIMPLE IRA, please contact your employer's plan administrator for information on the types of available accounts, minimum balances, and buying and selling shares.

Each Fund may authorize certain brokers, and these brokers may designate intermediaries, to accept on its behalf purchase and redemption orders. A Fund will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the net asset value next computed after the broker or designee accepts the order. Investors may be charged a fee if they buy, sell or exchange Fund shares through a broker or agent.

If you have purchased shares or plan to invest through a "third party provider," such as a securities broker, bank, trust company, financial supermarket, financial adviser or other service organization, please contact your third party provider for information on the types of available accounts, minimum balances, and buying and selling shares.

If you have purchased shares or plan to invest directly with a Fund, please see Appendix A for information on the types of available accounts, minimum balances, and buying and selling shares.

RISK OF MARKET TIMING ACTIVITIES

Because the Funds invest in foreign securities, they are subject to the risk of market timing activities. Each Fund generally values foreign securities using the closing prices of such securities from the foreign markets in which they trade. The closing prices of such foreign securities are typically calculated prior to the calculation of the net asset value per share by the Fund. However, the value of foreign securities may be affected by events that occur after the close of a foreign market but before the time as of which a Fund prices its shares. In such instances, a Fund may fair value foreign securities. However, some investors may engage in short-term trading in a Fund in order take advantage of any price differentials that may be reflected in the net asset value of the Fund's shares. Such short-term trading may adversely affect a Fund's investment performance for longer term shareholders. As described below, each Fund has adopted a redemption fee policy to deter such market timing activities.

REDEMPTION FEE

Investors who engage in excessive trading in and out of a Fund generate additional costs, which would be borne by all shareholders of the Fund. To minimize such costs and for the protection of the remaining shareholders, each Fund has adopted a redemption fee policy. Accordingly, shares redeemed or exchanged within 60 days of purchase will be subject to a fee of 2.00%. Such fee will be paid to the applicable Fund to defray the cost associated with early or frequent redemptions. Each Fund reserves the right, in its sole discretion, to waive such fee when, in the judgment of the Manager, such waiver would be in the best interests of the Fund. In addition, this fee will not apply to:

         o shares purchased through the reinvestment of dividends or other distributions,

         o        redemptions by a Fund of accounts with below-minimum balances,

         o        redemptions due to shareholder death or disability, or

         o certain omnibus accounts and retirement plans approved by a Fund.

POSTPONEMENT OF SALE PROCEEDS OR SUSPENSION OF REDEMPTION RIGHT

You will receive your redemption (sale) proceeds normally on the first business day after you sell your shares but in any event within seven days. However, if your purchase was made by check, transmittal of your redemption proceeds which may be delayed for up to ten days after the purchase.

A Fund may stop selling its shares or postpone payment during any day on which the New York Stock Exchange is closed or on which trading is restricted, or if the Securities and Exchange Commission determines that an emergency exists.

LARGE REDEMPTIONS

It is important that you call 1-888-465-5722 before you redeem shares with an aggregate redemption price over $1 million. Each Fund reserves the right to delay delivery of your redemption proceeds up to seven days if the amount will disrupt the Fund's operation or performance.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, if you are an individual, we will ask your name, date of birth, mailing address (and, if different, residential address), tax payer identification number, and other information that will allow the Funds to identify you. If you are opening an account on behalf of an organization, we will ask you the name of organization, principal place of business, employer identification number and other information that will allow the Funds to identify your organization. If the Fund's cannot obtain the required information within a timeframe established according to their sole discretion, your application will be rejected. If your application is accepted, the Funds will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Funds will try to verify your identity within a timeframe established according to their sole discretion. If the Funds cannot do so, each Fund reserves the right to redeem your investment at the next net asset value calculated after the Fund decides to close your account, but only if your original check clears the bank.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken at the sole discretion of the Manager, when they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

HOW A FUND CALCULATES SHARE PRICE

Each Fund determines its share price as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. Eastern time, on each day the Exchange is open for trading. Net asset value is calculated separately for each Class of shares of a Fund. The share price is the net asset value per share, or NAV of a particular class. This calculation is made for each Class by deducting the amount of the liabilities (debts) attributable to that Class from the value of its assets (including its investment in another investment company), and dividing the difference by the number of outstanding shares of the Class.

                                                     TOTAL ASSETS OF THE CLASS- TOTAL LIABILITIES OF THE CLASS
                                                     ---------------------------------------------------------
    Net Asset Value (NAV) of a Class        =        Number of Shares Outstanding of the Class

Each Fund typically uses market prices to value securities. However, when a market price is not available, or when a Fund has reason to believe the market price does not represent market realities, the Fund may use fair value methods approved by its Trustees. In such a case, a Fund's value for a security is likely to be different from quoted market prices.

Because the Funds invest in securities that are traded primarily in foreign markets, the value of a Fund's holdings could change at a time when you are not able to buy or sell Fund shares. This is because some foreign markets are open on days when the Funds do not price their shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund intends to declare and pay income dividends and distributions of net capital gains, if any, on an annual basis in December. Each Fund may make an additional distribution, if necessary, to avoid income or excise taxes. Dividends and other distributions, if any, will automatically be paid in additional shares of the applicable Fund unless the shareholder elects otherwise. Such election must be made in writing to the applicable Fund.

TAXATION OF THE FUND

This discussion is very general. You should consult your own tax adviser about the effect that an investment in a Fund may have on your particular tax situation.

As long as a Fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it will pay no federal income tax on the earnings it distributes to shareholders. A Fund may pay taxes to non-U.S. governments in connection with its foreign investments.

TAXABILITY OF DISTRIBUTIONS

You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares.

Distributions made from net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) realized by a Fund, and designated by the Fund as "capiatl gain dividends" are taxable as long-term capital gain regardless of how long you have owned your shares. Distributions made from "qualified dividend income" realized by a Fund may also qualify for taxation at long-term capital gain rates, provided that you satisfy certain holding period requirements. Other disrtibutions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. We will mail you an IRS Form 1099 every January that details your distributions for the prior year and how they are treated for federal tax purposes.

Fund distributions will reduce a Fund's net asset value per share. As a result, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

A Fund may be eligible to elect to "pass through" to you foreign income taxes that it pays or that are paid by the underlying investment vehicle through which the Fund invests. If a Fund makes this election, you will be required to treat your share of those tax payments as a distribution to you from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations.

NON-U.S. SHAREHOLDERS

If you are neither a citizen nor a resident of the U.S., each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments by the Fund that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. Your distributions from a Fund also may be subject to tax under the laws of your own jurisdiction.

BACKUP WITHHOLDING

Each Fund may be required to apply backup withholding at the rate then in effect on taxable dividends, redemption proceeds, and certain other amounts that are paid to you if you do not furnish certain information and certifications or if you are otherwise subject to backup withholding. The backup withholding rate is scheduled to be 28% during 2004. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S. Please read the Funds' account application for additional information regarding backup withholding of federal income tax.

TAXABILITY OF TRANSACTIONS

When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods since each Fund's inception. Certain information reflects financial results for a single Institutional Class or Class 1 share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the applicable Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report which is incorporated by reference in the Statement of Additional Information and which is available upon request. No information is provided for Class 2 or Class 3 shares because those Classes had not yet commenced operations as of December 31, 2003.

TT EUROPE MUTUAL FUND
INSTITUTIONAL CLASS SHARES
Selected data for each share of capital stock outstanding

--------------------------------------------------------- ------------------ ------------------ --------------------

                                                                                                    Period from
                                                                   Year                 Year       February 12,
                                                                  ended                ended               2001
                                                           December 31,         December 31,      (commencement
                                                                   2003                 2002     of operations)
                                                                    US$                  US$            through
                                                                                                   December 31,
                                                                                                           2001
                                                                                                            US$
--------------------------------------------------------- ------------------ ------------------ --------------------
NET ASSET VALUE - BEGINNING OF PERIOD                              $7.12             $ 8.41             $ 10.00
--------------------------------------------------------- ------------------ ------------------ --------------------
Net investment income(1)                                            0.12               0.09                0.14
Net realized and unrealized appreciation                            2.94              (1.26)              (1.62)
  (depreciation)
--------------------------------------------------------- ------------------ ------------------ --------------------
Total from investment operations                                    3.06              (1.17)              (1.48)
--------------------------------------------------------- ------------------ ------------------ --------------------
Dividends from net investment income                               (0.07)             (0.12)              (0.11)
--------------------------------------------------------- ------------------ ------------------ --------------------
NET ASSET VALUE - END OF PERIOD                                   $10.11             $ 7.12              $ 8.41
--------------------------------------------------------- ------------------ ------------------ --------------------
TOTAL RETURN+                                                      43.31%            (13.86)%            (14.83)%^
--------------------------------------------------------- ------------------ ------------------ --------------------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $  105             $   73              $   85
Gross Expenses (to average daily net assets)                      528.96%            464.66%             425.48%*
Net Expenses (to average daily net assets)                          1.00%              1.30%               1.54%*
Net Investment Income (to average daily
  net assets)                                                       1.47%              1.18%               1.81%*


Under the terms of a contractual waiver in effect after August 31, 2002, TT
International has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of the Fund's average daily net assets for Institutional Class shares.

For the period from February 12, 2001 (commencement of operations) through August 31, 2002, TT International agreed not to impose its investment advisory fee and reimbursed the Fund for its operating expenses to the extent necessary so that the Fund's aggregate expenses, net of waivers and reimbursement would not exceed, on a per annum basis, 1.55% of the Fund's daily net assets.

If this action had not been taken, the investment income (loss) per share and ratios would have been:
Net investment income (loss) (to average
  daily net assets)                                              (526.49)%          (462.17)%           (422.12)%*
Net investment income (loss) per share                           $(42.17)          $ (17.59)           $ (32.20)

1      Computed using average shares outstanding for the period.
+      Total return would have been lower in the absence of expense waivers.
^      Not annualized.
*      Annualized.

TT EUROPE MUTUAL FUND
CLASS 1 SHARES

Selected data for each share of capital stock outstanding
                                                                                                   Period from
                                                                                                March 13, 2003
                                                                                                 (commencement
                                                                                                of operations)
                                                                                                       through
                                                                                                  December 31,
                                                                                                          2003
                                                                                                           US$
--------------------------------------------------------- ----------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                                                                    $10.00
--------------------------------------------------------- ----------------------------------------------------------
Net investment loss(1)                                                                                    (0.02)
Net realized and unrealized appreciation                                                                   2.30
--------------------------------------------------------- ----------------------------------------------------------
Total from investment operations                                                                           2.28
--------------------------------------------------------- ----------------------------------------------------------
Dividends from net investment income                                                                      (0.07)
--------------------------------------------------------- ----------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                                          $12.21
--------------------------------------------------------- ----------------------------------------------------------
TOTAL RETURN                                                                                              23.02%^

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                                                    $11
Gross Expenses (to average daily net assets)                                                             413.22%*
Net Expenses (to average daily net assets)                                                                 1.25%*
Net Investment loss (to average daily net assets)                                                         (0.32)%*

TT International has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.25% of the Fund's average daily net assets for Class 1 shares.

If this voluntary action had not been taken, the investment income per share and ratio would have been:
Net investment loss (to average daily net assets)                                                       (412.29)%*
Net investment loss per share                                                                           $(18.47)

1      Computed using average shares outstanding for the period
^      Not annualized.
*      Annualized.

TT ACTIVE INTERNATIONAL MUTUAL FUND
INSTITUTIONAL CLASS SHARES
Selected data for each share of capital stock outstanding

                                                           Year            Year          Year          Period from
                                                          ended           ended         ended      October 2, 2000
                                                   December 31,    December 31,  December 31,     (commencement of
                                                           2003            2002          2001          operations)
                                                            US$             US$           US$     through December
                                                                                                          31, 2000
                                                                                                               US$
------------------------------------------------- -------------- --------------- ------------- ----------------------
NET ASSET VALUE - BEGINNING OF PERIOD               $     5.47   $       6.74      $     9.51          $    10.00
------------------------------------------------- -------------- --------------- ------------- ----------------------
Net investment income(1)                                  0.09           0.08            0.02                0.03
Net realized and unrealized appreciation
  (depreciation)                                          1.79          (1.21)          (2.79)              (0.52)
------------------------------------------------- -------------- --------------- ------------- ----------------------
Total from investment operations                          1.88          (1.13)          (2.77)              (0.49)
------------------------------------------------- -------------- --------------- ------------- ----------------------
Dividends from net investment income                     (0.14)         (0.14)              -               (0.00)**
------------------------------------------------- -------------- --------------- ------------- ----------------------
NET ASSET VALUE - END OF PERIOD                     $     7.21   $       5.47      $     6.74          $     9.51
------------------------------------------------- -------------- --------------- ------------- ----------------------
TOTAL RETURN+                                            34.87%        (16.73)%        (29.13)%             (4.85)%^
------------------------------------------------- -------------- --------------- ------------- ----------------------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $36,152        $43,613        $55,239              $62,914
Gross Expenses (to average daily net assets)              1.95%          1.39%           1.65%               5.36%*
Net Expenses (to average daily net assets)                1.00%          1.00%           1.07%               1.20%*
Net Investment Income (to average daily
  net assets)                                             1.49%          1.22%           0.30%               1.31%*

Under the terms of a contractual waiver in effect after May 31, 2001, TT
International has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.00% of the Fund's average daily net assets for Institutional Class shares.

For the period from October 2, 2000 (commencement of operations) through May 31,
2001, TT International agreed not to impose its investment advisory fee and reimbursed the Fund for its operating expenses to the extent necessary so that the Fund's aggregate expenses, net of waivers and reimbursement would not exceed, on a per annum basis, 1.20% of the Fund's daily net assets.

If this action had not been taken, the investment income (loss) per share and ratios would have been:
Net investment income (loss) (to average
  daily net assets)                                       0.54%          0.84%          (0.28)%          (2.85)%*
Net investment income (loss) per share            $       0.03   $       0.05    $      (0.02) $         (0.07)
------------------------------------------------- -------------- --------------- ------------- ----------------------

1      Computed using average shares outstanding for the period.
+      Total return would have been lower in the absence of expense waivers.
^      Not annualized.
*      Annualized.
**     Distribution rounds to less than $0.01 per share.
Amounts designated as "-" are either $0 or have been rounded to $0.

TT ACTIVE INTERNATIONAL MUTUAL FUND
CLASS 1 SHARES
Selected data for each share of capital stock outstanding

                                                                                                 Period from
                                                                                              March 13, 2003
                                                                                               (commencement
                                                                                              of operations)
                                                                                                     through
                                                                                                December 31,
                                                                                                        2003
                                                                                                         US$
------------------------------------------------------ --------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD                                                                 $10.00
------------------------------------------------------ --------------------------------------------------------------
Net investment income(1)                                                                                0.12
Net realized and unrealized appreciation                                                                5.53
------------------------------------------------------ --------------------------------------------------------------
Total from investment operations                                                                        5.65
------------------------------------------------------ --------------------------------------------------------------
Dividends from net investment income                                                                   (0.11)
------------------------------------------------------ --------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                                       $15.54
------------------------------------------------------ --------------------------------------------------------------
TOTAL RETURN                                                                                           56.80%^

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                                                $   47
Gross Expenses (to average daily net assets)                                                            2.35%*
Net Expenses (to average daily net assets)                                                              1.25%*
Net Investment Income (to average daily net assets)                                                     1.15%*

TT International has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses will not exceed, on a per annum basis, 1.25% of the Fund's average daily net assets for Class 1 shares.

If this voluntary action had not been taken, the investment income per share and ratio would have been:
Net investment income (to average daily net assets)                                                     0.05%*
Net investment income per share                                                                        $ 0.01

1      Computed using average shares outstanding for the period
^      Not annualized.
*      Annualized

APPENDIX A

PURCHASES AND SALES DIRECTLY WITH THE FUNDS

The following pages provide information on how to invest directly with a Fund and what to expect as a shareholder. IF YOU ARE INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN, SUCH AS A 401(K) PLAN, 403(B) PLAN, SEP-IRA OR SIMPLE IRA, PLEASE CONTACT YOUR EMPLOYER'S PLAN ADMINISTRATOR FOR INFORMATION.

Shares of a Fund also may be purchased through certain "third party providers." IF YOU ARE INVESTING THROUGH A THIRD PARTY PROVIDER - FOR EXAMPLE, A SECURITIES BROKER, BANK, TRUST COMPANY, FINANCIAL SUPERMARKET, FINANCIAL ADVISER OR OTHER SERVICE ORGANIZATION - YOUR PROVIDER MAY HAVE ITS OWN POLICIES OR INSTRUCTIONS THAT YOU WILL NEED TO FOLLOW. PLEASE CONTACT YOUR PROVIDER FOR INFORMATION. EACH CLASS OF SHARES OF EACH FUND MAY NOT BE AVAILABLE FROM EACH THIRD PARTY PROVIDER.

It is the responsibility of these third party providers to promptly forward purchase orders and payments for shares to a Fund. These providers may charge the investor a transaction fee or other fee for their services at the time of purchase and/or redemption. Such fees would not otherwise be charged if the shares were purchased or redeemed directly from a Fund. A Fund also may pay distribution and/or service fees to third parties for distribution services and shareholder servicing.

TYPES OF ACCOUNTS

You may invest through an individual account or with one or more person(s) through a joint account. If you are opening a joint account, joint tenancy with rights of survivorship will be assumed unless other ownership is noted on your account application. You also may open an account to invest assets held in an existing personal trust.

HOW TO BUY SHARES

Use these instructions to invest directly with a Fund.

These minimum investment levels do not apply to investments by officers or trustees of the Funds or the TT Europe Portfolio or the TT EAFE Portfolio or by partners or employees of the Manager or their families.


MINIMUM INVESTMENTS

                                                 NEW ACCOUNTS       ADDITIONAL INVESTMENTS

         EUROPE FUND
                 Institutional Class             $    50,000        $25,000
                 Class 1                         $    50,000        $25,000
                 Class 2                         $    50,000        $25,000
                 Class 3                         $    50,000        $25,000
         ACTIVE INTERNATIONAL FUND
                 Institutional Class             $3,000,000         $25,000
                 Class 1                         $    50,000        $25,000
                 Class 2                         $    50,000        $25,000
                 Class 3                         $    50,000        $25,000

To make an initial investment in a Fund, please complete the appropriate application for the Class being subscribed for and mail it together with your payment to the address listed below. To make an additional investment in a particular Class of a Fund, please submit a letter of instruction to the applicable Fund containing this information and mail it together with your payment to:

         FOR REGULAR MAIL:           FOR OVERNIGHT MAIL:
         TT International Funds      TT International Funds
         Post Office Box 446         c/o Citigroup Global Transactions Services
         Portland, Maine 04112       Two Portland Square
                                     Portland, Maine 04101

You may pay for shares by personal check in U.S. dollars drawn on a U.S. bank and payable to "TT International Funds." The Funds do not accept purchases made by cash or cash equivalents. For example, you may not pay for shares by money order, cashier's check, bank draft or travelers check. Nor do the Funds accept payment by credit card check or third party check.

You may pay for shares by wire transfer to:

         Deutsche Bank Trust Company Americas
         New York, New York
         ABA #021001033

         For credit to:
         Citigroup Global Transactions Services
         DDA #014-65-547
         Reference:
         TT Active International Mutual Fund or TT Europe Mutual Fund,
           as applicable
         (Your Name)
         (Your Account Number)

Please call 1-888-465-5722 prior to sending a wire.

Transactions are processed at the next determined share price after the transfer agent receives your purchase request, payment and information necessary to process the request.

HOW TO EXCHANGE SHARES

You may exchange all or a portion of your shares between the Funds offered in this prospectus. You may request an exchange by calling 1-888-465-5722, or in writing. All written requests must be signed by all owners and must include any required signature guarantees (see "Medallion Guarantees"). Each Fund may impose minimum investment amounts and other limitations upon exchanges into that Fund.

A Fund may reject any purchase or exchange order and may suspend, change or withdraw the offering of its shares. In particular, a Fund may limit excessive trading in its shares.

Each Fund may impose a redemption fee on shares exchanged within 60 days of purchase. See the section entitled "Redemption Fee" below.

REDEMPTIONS

You may sell all or part of your Fund shares at any time during New York Stock Exchange trading hours (generally weekdays from 9 a.m. to 4 p.m. Eastern time). Transactions are processed at the next determined share price after the transfer agent receives your sale request in good order. To be in "good order" a request must include:

         o        Your account number.

         o        The amount of the transaction (in dollars or shares).

         o Signatures of all owners exactly as registered on the account (for requests by mail).

         o Medallion guarantees, for mail requests only (see "Medallion Guarantees" below).

         o        Any supporting legal documentation that may be required.

To sell shares of a particular class of a Fund by mail please submit a letter of instruction to the applicable Fund containing this information with a STAMP 2000 Medallion Guarantee and mail such letter to:

         FOR REGULAR MAIL:          FOR OVERNIGHT MAIL:
         TT International Funds     TT International Funds
         Post Office Box 446        c/o Citigroup Global Transactions Services
         Portland, Maine 04112      Two Portland Square
                                    Portland, Maine 04101

To sell shares by telephone please call 1-888-465-5722 for instructions. A telephone request to sell shares must be received prior to the close of the New York Stock Exchange. If you telephone your request to a Fund's transfer agent after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new one will be necessary.

The Funds will employ reasonable procedures to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. Neither the Funds nor their transfer agent will be responsible if they act on telephone instructions they reasonably believe to be genuine.

Shares also may be purchased and sold through certain brokers. These orders are received when the authorized broker or its designee accepts the order and will be priced after they are accepted by the authorized broker or designee. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

REDEMPTION FEE

Investors who engage in excessive trading in and out of a Fund generate additional costs, which would be borne by all shareholders of the Fund. To minimize such costs and for the protection of the remaining shareholders, each Fund has adopted a redemption fee policy. Accordingly, shares redeemed or exchanged within 60 days of purchase will be subject to a fee of 2.00%. Such fee will be paid to the applicable Fund to defray the cost associated with early or frequent redemptions. Each Fund reserves the right, in its sole discretion, to waive such fee when, in the judgment of the Manager, such waiver would be in the best interests of the Fund. In addition, this fee will not apply to:

         o shares purchased through the reinvestment of dividends or other distributions,

         o        redemptions by a Fund of accounts with below-minimum balances,

         o        redemptions due to shareholder death or disability, or

         o certain omnibus accounts and retirement plans approved by a Fund.

MEDALLION GUARANTEES

You are required to obtain a STAMP 2000 Medallion Guarantee from an Eligible Guarantor for any redemption or exchange requests submitted in writing, changes to a shareholder's record name, redemptions from an account for which the address has changed within the last 30 days, requests to send redemption proceeds or dividends to any person, address or financial institution not on record, requests to send redemption proceeds or dividends to an account registered in a name different from yours, or requests to change wire instructions, telephone redemption or exchange options or other elections relating to your account.

Eligible Guarantors may include:

         o        Banks
         o        Savings institutions
         o        Credit unions
         o        Brokers

Note that you cannot get a STAMP 2000 Medallion Guarantee from a notary public or from organizations that do not provide reimbursement in the case of fraud.

A Fund or its service providers may request further documentation prior to accepting sale requests. Each Fund and its service providers may waive the requirement for a Medallion Guarantee.

POSTPONEMENT OF SALE PROCEEDS OR SUSPENSION OF REDEMPTION RIGHT

You will receive your redemption (sale) proceeds normally on the first business day after you sell your shares but in any event within seven days. However, if your purchase was made by check, transmittal of your redemption proceeds may be delayed for up to ten days after the purchase.

The Funds may stop selling shares or postpone payment during any day on which the New York Stock Exchange is closed or on which trading is restricted, or if the Securities and Exchange Commission determines that an emergency exists.

LARGE REDEMPTIONS

It is important that you call 1-888-465-5722 before you redeem shares with an aggregate redemption price over $1 million. Each Fund reserves the right to delay delivery of your redemption proceeds up to seven days if the amount will disrupt the applicable Fund's operation or performance.

MINIMUM BALANCE

If your account falls below the minimum balances noted below because of redemptions, a Fund may close your account by sending you a check for your balance. Before closing your account, a Fund will give you 60 days notice and an opportunity to bring the account up to the applicable minimum. Each Fund and its service providers may waive this investment minimum.

                                                   MINIMUM BALANCE
         EUROPE FUND
                  Institutional Class              $    50,000
                  Class 1                          $    50,000
                  Class 2                          $    50,000
                  Class 3                          $    50,000
         ACTIVE INTERNATIONAL FUND
                  Institutional Class              $3,000,000
                  Class 1                          $    50,000
                  Class 2                          $    50,000
                  Class 3                          $    50,000


--------------------------------------------------------------------------------

Each Fund reserves the right to change, add or withdraw various services, fees, and account policies without notice.

QUESTIONS?                 Shareholders not investing through an
                           employer-sponsored plan or third party provider can speak to a Fund representative between 9 a.m. and 5 p.m. Eastern time on any Fund business day by calling
                           1-888-465-5722.

TO GET MORE INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

The Funds' Statement of Additional Information contains more detailed information about the Funds and their management and operations. The Statement of Additional Information is incorporated by reference into this prospectus and is legally part of it.

Additional information about the Funds' investments is included in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance.

The Annual and Semi-Annual Reports for the Funds list portfolio holdings and describe the performance of each Fund during its last fiscal year.

To make shareholder inquiries or obtain copies of the Statement of Additional Information and Annual and Semi-Annual Reports of the Funds, free of charge, contact your employer's plan administrator or your third party provider. IF YOU ARE NOT INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN OR THIRD PARTY PROVIDER call 1-888-465-5722 or write to:

         FOR REGULAR MAIL -          FOR OVERNIGHT MAIL -
         TT International Funds      TT International Funds
         Post Office Box 446         c/o Citigroup Global Transactions Services
         Portland, Maine 04112       Two Portland Square
                                     Portland, Maine 04101


SECURITIES AND EXCHANGE COMMISSION

Information about the Funds (including their Statement of Additional Information) is available on the Securities and Exchange Commission's website, www.sec.gov. Copies also may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You also may visit the Commission's Public Reference Room in Washington, D.C. For more information about the Public Reference Room you may call the Commission at 1-202-942-8090.

                                                                 TTI-PS-003-0100